Exhibit 10.4

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 30, 2020, is among Vine Oil & Gas LP, a Delaware limited partnership (the “Borrower”), the Lenders and the Issuing Bank under the Credit Agreement described below that are party hereto and HSBC Bank USA, National Association, as Administrative Agent and Collateral Agent for the Lenders.

PRELIMINARY STATEMENT

WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent, the Swingline Lender, the Issuing Bank and the Lenders are parties to that certain Credit Agreement dated as of November 25, 2014 (the “Original Credit Agreement”), as amended by that certain First Amendment to Credit Agreement, dated as of January 6, 2015, that certain Incremental Agreement, dated as of February 7, 2017 and that certain Second Amendment to Credit Agreement dated as of October 6, 2017 (the Original Credit Agreement, as so amended, and as otherwise amended or modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested that certain amendments and modifications be made to the Existing Credit Agreement on the terms and conditions as set forth herein;

WHEREAS, the Borrower has informed the Administrative Agent that it intends to repay the Superpriority Loans outstanding under the Existing Credit Agreement (the “Refinancing”); and

WHEREAS, the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders are willing to agree to the requests of the Borrower, in each case, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement (as defined below).

Section 2. Amendment to the Credit Agreement Upon Amendment Effective Date. On the Amendment Effective Date, the Existing Credit Agreement is hereby amended (a) to delete the red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the Existing Credit Agreement (and to the extent provided in Annex A hereto, the exhibits, schedules and appendices to the Existing Credit Agreement) attached hereto as Annex A and made a part hereof for all purposes (the “Credit Agreement”). For the avoidance of doubt, any exhibits, schedules and appendices to the Existing Credit Agreement that are not included in Annex A hereto shall not be amended or modified pursuant hereto.

Section 3. Amendment to the Other Credit Documents Upon Amendment Effective Date. On the Amendment Effective Date:

(a) the Collateral Agreement is hereby amended (i) to replace each reference to “Customary Intercreditor Agreement” in Section 2.02(a) thereof with the words “Intercreditor Agreement”, (ii) to delete the words “Borrowing Base Properties” in Section 3.03(c) thereof, and replace them with the words “Reserve Report Properties”, and (iii) to correct a scrivener’s error in Section 4.02 thereof by replacing the reference to “Section 11.11 of the Credit Agreement” therein with the words “Section 11.12 of the Credit Agreement”; and

(b) each Mortgage is hereby amended (i) to correct a scrivener’s error in Section 5.14(b) of each Mortgage by replacing the reference to “Section 11.11 of the Credit Agreement” therein with the words “Section 11.12 of the Credit Agreement” and (ii) to replace each reference to “First Lien Intercreditor Agreement” in Section 6.18 of each Mortgage with the words “Intercreditor Agreement”.

Section 4. Ratification. Each Credit Party hereby ratifies and confirms all of its obligations under the Credit Agreement and the other Credit Documents related thereto, and, in particular, affirms that, after giving effect to this Amendment, the terms of the Security Documents secure, and will continue to secure, its obligations thereunder.

Section 5. Effectiveness. This Amendment shall become effective on the first date on which each of the conditions set forth in this Section 5 is satisfied or waived (such date, the “Amendment Effective Date”):

(a) The Administrative Agent shall have received duly executed counterparts of this Amendment from each Credit Party, the Administrative Agent, the Collateral Agent, the Issuing Bank, and each Lender (other than the Superpriority Lenders (as defined in the Existing Credit Agreement));

(b) Each Credit Party shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, each Credit Party does hereby confirm and acknowledge to the Administrative Agent, the Issuing Bank and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate or other organizational action, as applicable, on the part of such Credit Party, (ii) the Credit Agreement and each other Credit Document to which it or any of its Subsidiaries is a party constitute valid and legally binding agreements enforceable against such Credit Party in accordance with their respective terms, except as such enforceability may be limited by Debtor Relief Laws, by general principles of equity and by a covenant of good faith and fair dealing, (iii) each of the representations and warranties set forth in the Credit Agreement and each other Credit Document is true and correct as of the date hereof (except to the extent any such representation or warranty is made as of a specific date, in which case such representation and warranty was true and correct as of such date), and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents;

(c) The Administrative Agent shall have received a certificate duly and properly executed by the Secretary or Assistant Secretary or similar officer of the Borrower and dated as of the Amendment Effective Date certifying as to the matters set forth in Section 5(b)(i) and (ii) and that (i) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or managing member or equivalent) of the Borrower and each other Credit Party authorizing the execution, delivery and performance of this Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Amendment Effective Date and (ii) attached thereto are true, correct and complete copies of the (A) bylaws, limited partnership agreement or limited liability company agreement of each Credit Party, as applicable, and (B) articles of incorporation, certificate of limited partnership or certificate of formation, as applicable, including all amendments thereto, which are in full force and effect on the Amendment Effective Date;

(d) The Administrative Agent shall have received a certificate of a Financial Officer (i) confirming the solvency of the Borrower and its Subsidiaries (ii) confirming compliance with the Collateral Coverage Minimum, (iii) certifying as to the matters set forth in Section 5(b)(iii) and (iv), and (iv) demonstrating compliance with Section 10.11 of the Credit Agreement, in each case, on a pro forma basis after giving effect to the transactions contemplated hereby, each in form and substance satisfactory to the Administrative Agent;

(e) The Administrative Agent and the Lenders shall have received at least three days prior to the Amendment Effective Date from each of the Credit Parties documentation (including, without limitation, a customary ‘beneficial ownership certification’) and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act reasonably requested in writing at least eight Business Days prior to the Amendment Effective Date;

(f) The Administrative Agent shall have received evidence in form and substance reasonably satisfactory to the Administrative Agent of the repayment in full of the Superpriority Loans (as defined in the Existing Credit Agreement) and the discharge and termination of the Superpriority Commitment (as defined in the Existing Credit Agreement) (it being understood and agreed that, notwithstanding Section 5.1(c) of the Existing Credit Agreement, the Lenders party hereto consent to the application of the proceeds of up to (but not in excess of) $25,000,000 of the principal amount of the Initial Loans (as defined in the Existing Credit Agreement) to such prepayment of the Superpriority Loans (as defined in the Existing Credit Agreement));

(g) The Administrative Agent shall have received duly executed counterparts of the Intercreditor Agreement, dated as of the Third Amendment Effective Date, among the Collateral Agent, the collateral agent for the 2020 Second Lien Facility, the Borrower and the Subsidiary Guarantors party thereto (it being understood and agreed that the Lenders party hereto hereby direct the Collateral Agent to execute the Intercreditor Agreement in the form attached hereto as Annex B);

(h) The Administrative Agent shall have received a copy, certified by the Borrower, of the 2020 Second Lien Facility, dated on or prior to the Amendment Effective Date and executed by all parties thereto and shall be reasonably satisfied that the 2020 Second Lien Facility shall be, or shall concurrently with effectiveness of the Amendment, shall become, effective;

(i) The Administrative Agent shall have received a customary legal opinion dated as of the Amendment Effective Date of Kirkland & Ellis, LLP, counsel to the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent; and

(j) The Administrative Agent and the Lenders shall have received all reimbursement or payment of all fees, expenses, accrued and unpaid interest and other amounts due and payable pursuant to the Credit Documents (including, for the avoidance of doubt, the fee referenced in Section 6 below) on or prior to the Amendment Effective Date, including, to the extent invoiced at least one Business Day prior to the Amendment Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Documents (including the invoiced fees and expenses of Mayer Brown, LLP, counsel to the Administrative Agent).

Section 6. Extension Fee. The Borrower agrees to pay, on the Amendment Effective Date to the Administrative Agent for the account of each Lender party hereto, as fee compensation for consenting to the extensions contemplated by this Amendment, a fee in an amount in Dollars equal to 1.00% of the aggregate amount of the Total Commitments as of (and after giving effect to) the Amendment Effective Date (the “Third Amendment Extension Fee”). The Third Amendment Extension Fee payable pursuant to this Section 6 will be in all respects fully earned, due and payable on the Amendment Effective Date, and non-refundable and non-creditable thereafter.

Section 7. Governing Law. THIS AMENDMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Section 8. Miscellaneous. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement or any other Credit Document to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the Credit Agreement or such Credit Document (as applicable), and each reference in each other Credit Document, notice, request, certificate or other document (executed concurrently with or after the execution and delivery of this Amendment) to “the Credit Agreement”, “the Collateral Agreement”, any “Mortgage” “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Collateral Agreement or any Mortgage (as applicable), shall mean and be a reference to the Credit Agreement, the Collateral Agreement or such Mortgage (as applicable) as amended or otherwise modified by this Amendment unless the context shall otherwise require; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of any Credit Party or any right, power or remedy of the Administrative Agent or the Lenders under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; (d) delivery of an executed counterpart of a signature page to this Amendment in accordance with Section 13.9(b) of the Existing Credit Agreement as amended hereby shall be effective as delivery of a manually executed counterpart of this Amendment; and (e) this Amendment shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents.

Section 9. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto. Nothing herein shall be deemed to entitle the Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

Section 10. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 11. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Collateral Agent, the Issuing Bank, the Lenders and the Credit Parties and their respective successors and assigns.

Section 12. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 13. Final Agreement. THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

VINE OIL & GAS LP, as the Borrower

By:	/s/ Wayne Stoltenberg
Name:	Wayne B. Stoltenberg
Title:	Executive Vice President and Chief Financial Officer

VINE MINERALS LLC, as a Guarantor

By:	/s/ Wayne Stoltenberg
Name:	Wayne B. Stoltenberg
Title:	Executive Vice President and Chief Financial Officer

VINE OIL & GAS FINANCE CORP., as a Guarantor

By:	/s/ Wayne Stoltenberg
Name:	Wayne B. Stoltenberg
Title:	Executive Vice President and Chief Financial Officer

VINE MANAGEMENT SERVICES LLC, as a Guarantor

By:	/s/ Wayne Stoltenberg
Name:	Wayne B. Stoltenberg
Title:	Executive Vice President and Chief Financial Officer

[Third Amendment Signature Page]

HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent

By:	/s/ Asma Alghofailey
Name:	Asma Alghofailey
Title:	Vice President

[Third Amendment Signature Page]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Temesgen Haile
Name:	Temesgen Haile
Title:	Vice President

[Third Amendment Signature Page]

MORGAN STANLEY BANK, N.A. as a Lender

By:	/s/ Maya Venkatraman
Name:	Maya Venkatraman
Title:	Authorized Signatory

[Third Amendment Signature Page]

Societe Generale, as a Lender

By:	/s/ Roberto Simon
Name:	Roberto Simon
Title:	Managing Director

[Third Amendment Signature Page]

Natixis, New York Branch, as a Lender

By:	/s/ Peter Bayard
Name:	Peter Bayard
Title:	Managing Director

By:	/s/ Ajay Prakash
Name:	Ajay Prakash
Title:	Director

[Third Amendment Signature Page]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Maya Venkatraman
Name:	Maya Venkatraman
Title:	Authorized Signatory

[Third Amendment Signature Page]

CHASE LINCOLN FIRST COMMERCIAL CORPORATION, as a Lender

By:	/s/ Sean Chudzik
Name:	Sean Chudzik
Title:	Vice President

[Third Amendment Signature Page]

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By:	/s/ Megan Kane
Name:	Megan Kane
Title:	Authorized Signatory

By:	/s/ Ranjit Lakhanpal
Name:	Ranjit Lakhanpal
Title:	Authorized Signatory

[Third Amendment Signature Page]

BP Energy Company, as a Lender

By:	/s/ Mark A. Galicia
Name:	Mark A. Galicia
Title:	Attorney-In-Fact

[Third Amendment Signature Page]

Goldman Sachs Lending Partners LLC, as a Lender

By:	/s/ Edward Emerson
Name:	Edward Emerson
Title:	Managing Director

[Third Amendment Signature Page]

SHELL TRADING RISK MANAGEMENT, LLC, as a Lender

By:	/s/ Carla E. Vincitore
Name:	Carla E. Vincitore
Title:	President

[Third Amendment Signature Page]

Macquarie Investments US Inc., as a Lender

By:	/s/ Ozzie Pagan
Name:	Ozzie Pagan
Title:	Executive Director

[Third Amendment Signature Page]